STONE RIDGE TRUST

STONE RIDGE U.S. HEDGED EQUITY FUND

SUPPLEMENT DATED DECEMBER 20, 2019

TO THE PROSPECTUS

DATED MARCH 1, 2019, AS REVISED OCTOBER 28, 2019

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Effective March 1, 2020, the Stone Ridge U.S. Hedged Equity Fund (the “Fund”) will change its policy that, under normal market conditions, at least 80% of the value of the Fund’s net assets (plus the amount of any borrowings for investment purposes) will be subject to written put and call options on U.S. equity securities. The policy will be changed to read as follows:

Under normal market conditions, at least 80% of the value of the Fund’s net assets (plus the amount of any borrowings for investment purposes) will be subject to written put options on U.S. equity securities.

There are no other changes to the Fund’s investment strategy, and there are no changes to the Fund’s principal investment risks or exposures as a result of the Fund’s investment policy change.

Please Retain This Supplement for Future Reference